                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 5, 2005
                                                 -------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                        0-22760                 48-1099142
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

          15301 W. 109th Street  Lenexa, Kansas                    66219
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (913) 647-0158
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 8.01 Other Events

     On August 5, 2005 Elecsys  Corporation  issued a press  release  announcing that it has met the continued  listing standards of the American Stock Exchange.
A copy of the press  release  is  furnished  under Item 9.01 of this Form 8-K as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated August 5, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  August 5, 2005
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          ------------------------------------------------

    99.1                Press release dated August 5, 2005